UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: BlackRock MuniVest Fund II, Inc. (MVT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock MuniVest Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 - 04/30/2008

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock                                                              BLACKROCK
MuniVest Fund II, Inc. (MVT)

SEMI-ANNUAL REPORT
APRIL 30, 2008 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders ..................................................    3
Semi-Annual Report:
Fund Summary ..............................................................    4
The Benefits and Risks of Leveraging ......................................    5
Swap Agreements ...........................................................    5
Financial Statements:
    Schedule of Investments ...............................................    6
    Statement of Assets and Liabilities ...................................   12
    Statement of Operations ...............................................   12
    Statements of Changes in Net Assets ...................................   13
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   15
Officers and Directors ....................................................   19
Additional Information ....................................................   20


2          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

A Letter to Shareholders

Dear Shareholder

Over the past several months, financial markets have been buffeted by the housing recession, the credit market unraveling and related liquidity freeze and steadily rising commodity prices. Counterbalancing these difficulties were booming export activity, a robust non-financial corporate sector and, notably, aggressive and timely monetary and fiscal policy actions.

Amid the market tumult, the Federal Reserve Board (the "Fed") intervened with a series of moves to bolster liquidity and ensure financial market stability. Since September 2007, the central bank slashed the target federal funds rate 325 basis points (3.25%), bringing the rate to 2.0% as of period-end. Of greater magnitude, however, were the Fed's other policy decisions, which included opening the discount window directly to broker dealers and investment banks and backstopping the unprecedented rescue of Bear Stearns.

The Fed's response to the financial crisis helped to improve credit conditions and investor mood. After hitting a low point on March 17 (coinciding with the collapse of Bear Stearns), equity markets found a welcome respite in April, when the S&P 500 Index of U.S. stocks posted positive monthly performance for the first time since October 2007. International markets, which outpaced those of the U.S. for much of 2007, saw a reversal in that trend, as effects of the credit crisis and downward pressures on growth were far-reaching.

In contrast to equity markets, Treasury securities rallied (yields fell as prices correspondingly rose), as a broad "flight-to-quality" theme persisted. The yield on 10-year Treasury issues, which touched 5.30% in June 2007 (its highest level in five years), fell to 4.04% by year-end and to 3.77% by April
30. Treasury issues relinquished some of their gains in April, however, as investor appetite for risk returned and other high-quality fixed income sectors outperformed.

Problems within the monoline insurance industry and the failure of auctions for auction rate securities plagued the municipal bond market, driving yields higher and prices lower across the curve. However, in conjunction with the more recent shift in sentiment, the sector delivered strong performance in the final month of the reporting period.

Overall, the major benchmark indexes generated results that generally reflected heightened investor risk aversion:

Total Returns as of April 30, 2008                                                      6-month        12-month
===============================================================================================================
U.S. equities (S&P 500 Index)                                                            - 9.64%         - 4.68%
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             -12.92          -10.96
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        - 9.21          - 1.78
---------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                      + 4.08          + 6.87
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           + 1.47          + 2.79
---------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)      - 0.73          - 0.80
---------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3
THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of April 30, 2008

Investment Objective

BlackRock MuniVest Fund II, Inc. (MVT) (the "Fund") seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income taxes.

Performance

For the six months ended April 30, 2008, the Fund returned +4.17% based on market price, with dividends reinvested. The Fund's return based on net asset value ("NAV") was -2.13%, with dividends reinvested. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of -2.54% on a NAV basis. During the period, the Fund maintained an overweight position in lower-rated issues, which underperformed amid continued widening in credit spreads. However, the incremental income generated by these holdings continued to enhance the Fund's above-average dividend yield, which had an overall positive impact on performance for the period.

Fund Information

Symbol on New York Stock Exchange ...............................      MVT
Initial Offering Date ........................................... March 29, 1993
Yield on Closing Market Price as of April 30, 2008 ($14.05)* ....      6.06%
Tax Equivalent Yield** ..........................................      9.32%
Current Monthly Distribution per share of Common Stock*** .......     $0.071
Current Annualized Distribution per share of Common Stock*** ....     $0.852
Leverage as of April 30, 2008**** ...............................        43%
--------------------------------------------------------------------------------

* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
***   The distribution is not constant and is subject to change.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock ("Preferred Stock") and Tender Option Bond Trusts ("TOBs")) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                              4/30/08   10/31/07   Change      High       Low
--------------------------------------------------------------------------------
Market Price ............     $ 14.05   $  13.91   1.01%     $ 15.30    $ 13.05
Net Asset Value .........     $ 13.75   $  14.49  (5.11%)    $ 14.62    $ 13.23
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                    4/30/08       10/31/07
--------------------------------------------------------------------------------
Hospital .........................................          22%            29%
Industrial & Pollution Control ...................          17             18
Sales Tax ........................................          14              9
Education ........................................          10              7
Power ............................................           8             10
City, County & State .............................           8              8
Transportation ...................................           7              4
Housing ..........................................           5              5
Tobacco ..........................................           5              6
Lease Revenue ....................................           2              2
Water & Sewer ....................................           2              2
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                             4/30/08       10/31/07
--------------------------------------------------------------------------------
AAA/Aaa ..........................................          26%            25%
AA/Aa ............................................          15             19
A/A ..............................................          21             22
BBB/Baa ..........................................          16             17
BB/Ba ............................................           2              2
B/B ..............................................           2              1
Not Rated ........................................          18             14
--------------------------------------------------------------------------------
* Using the higher of Standard & Poor's or Moody's Investors Service ratings.


4          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

The Benefits and Risks of Leveraging

BlackRock MuniVest Fund II, Inc. (the "Fund") utilizes leverage to seek to enhance the yield and NAV of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's NAV will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in NAV, the market value of the fund's Common Stock may also decline.

In addition, the Fund may from time to time leverage its assets through the use of tender option bond ("TOB") programs. In a typical TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with managing the Fund's assets, the Fund's investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Fund's NAV per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Fund is permitted to issue Preferred Stock in an amount of up to 50% of its total managed assets at the time of issuance. The Fund also anticipates that its total economic leverage will not exceed 50% of managed assets. Economic leverage includes Preferred Stock and TOBs. As of April 30, 2008, the Fund had economic leverage of 43% of managed assets.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          5

Schedule of Investments April 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

                                                              Par
Municipal Bonds                                              (000)     Value
================================================================================
Alabama -- 3.2%
Prattville, Alabama, IDB, Environmental Improvement
  Revenue Bonds (International Paper Company
  Projects), AMT, Series A, 4.75%, 12/01/30                 $3,500  $  2,667,769
Selma, Alabama, IDB, Environmental Improvement
  Revenue Bonds (International Paper Company
  Project), AMT, Series A, 4.75%, 12/01/30                   5,000     3,811,099
Tuscaloosa, Alabama, Special Care Facilities
  Financing Authority, Residential Care Facility
  Revenue Bonds (Capstone Village, Inc. Project),
  Series A, 5.875%, 8/01/36                                  2,900     2,562,497
                                                            --------------------
                                                                       9,041,365
================================================================================
Arizona -- 2.3%
Maricopa County, Arizona, IDA, Education Revenue
  Bonds (Arizona Charter Schools Project 1),
  Series A, 6.75%, 7/01/29                                   1,000       904,669
Maricopa County, Arizona, Tempe Elementary Unified
  School District Number 3, GO, Refunding,
  7.50%, 7/01/10 (a)                                         2,315     2,536,961
Pima County, Arizona, IDA, Education Revenue Bonds
  (Arizona Charter Schools Project), Series C,
  6.75%, 7/01/31                                             1,985     2,006,676
Pima County, Arizona, IDA, Education Revenue
  Refunding Bonds (Arizona Charter Schools
  Project II), Series A,:
    6.75%, 7/01/11 (b)                                         435       485,904
    6.75%, 7/01/21                                             510       522,607
                                                            --------------------
                                                                       6,456,817
================================================================================
California -- 4.5%
California State, GO:
    5.50%, 4/01/14 (b)                                         205       231,062
    5.50%, 4/01/30                                               5         5,165
California Statewide Communities Development
  Authority Revenue Bonds (Saint Joseph Home
  Care), Series E, 5.25%, 7/01/47 (c)                        3,790     3,859,395
Chula Vista, California, IDR (San Diego Gas and
  Electric Company), AMT, Series B, 5%, 12/01/27             2,500     2,400,350
Golden State Tobacco Securitization Corporation of
  California, Tobacco Settlement Revenue Bonds,
  Series A-3, 7.875%, 6/01/13 (b)                            5,010     6,015,156
                                                            --------------------
                                                                      12,511,128
================================================================================
Colorado -- 3.9%
Colorado HFA, Revenue Refunding Bonds
  (S/F Program), AMT, Senior Series A-2,
  7.50%, 4/01/31                                               145       150,606
Elk Valley, Colorado, Public Improvement Revenue
  Bonds (Public Improvement Fee), Series A:
    7.35%, 9/01/31                                           3,025     3,038,552
    Series B, 7.45%, 9/01/31                                   580       584,518
North Range Metropolitan District Number 1,
  Colorado, GO, 7.25%, 12/15/11 (b)                          1,310     1,483,208
Plaza Metropolitan District Number 1, Colorado,
  Tax Allocation Revenue Bonds
  (Public Improvement Fees):
    8%, 12/01/25                                             3,300     3,477,276
    8.125%, 12/01/25                                           820       823,575
Southlands Metropolitan District Number 1,
  Colorado, GO, 7%, 12/01/14 (b)                             1,000     1,208,230
                                                            --------------------
                                                                      10,765,965
================================================================================
Connecticut -- 3.4%
Connecticut State Development Authority, Airport
  Facility Revenue Bonds (Learjet Inc. Project), AMT,
  7.95%, 4/01/26                                             1,165     1,258,247
Connecticut State Health and Educational Facilities
  Authority Revenue Bonds (Yale University),
  Series Z-3, 5.05%, 7/01/42                                 6,000     6,186,180
Mohegan Tribe Indians Gaming Authority, Connecticut,
  Public Improvement Revenue Refunding Bonds
  (Priority Distribution), 6.25%, 1/01/31                    2,000     1,926,220
                                                            --------------------
                                                                       9,370,647
================================================================================
Delaware -- 0.4%
New Castle County, Delaware, PCR (General Motors
  Corporation Project), VRDN, 7%, 10/01/08 (d)               1,000     1,000,000
================================================================================
District of Columbia -- 0.3%
District of Columbia, Water and Sewer Authority,
  Public Utility Revenue Refunding Bonds,
  Subordinate Lien, Series A, 5%, 10/01/34 (e)                 685       696,666
================================================================================
Florida -- 11.1%
Brevard County, Florida, Health Facilities Authority,
  Healthcare Facilities Revenue Bonds (Health
    First Inc. Project), 5%, 4/01/34                         6,000     5,611,500
Fiddlers Creek, Florida, Community Development
  District Number 2, Special Assessment
  Revenue Bonds,:
    Series A, 6.375%, 5/01/35                                2,350     2,197,109
    Series B, 5.75%, 5/01/13                                   400       387,692
Highlands County, Florida, Health Facilities Authority,
  Hospital Revenue Bonds (Adventist Health System),
  Series C, 5.25%, 11/15/36                                  9,400     9,168,948
Hillsborough County, Florida, IDA, Hospital Revenue
  Bonds (H. Lee Moffitt Cancer Center Project),
  Series A, 5.25%, 7/01/37                                   3,500     3,353,735
Midtown Miami, Florida, Community Development
  District, Special Assessment Revenue Bonds,
  Series A, 6.25%, 5/01/37                                   4,000     3,704,000
Orange County, Florida, Health Facilities Authority,
  Hospital Revenue Bonds (Adventist Health System),
  5.625%, 11/15/12 (b)                                       1,280     1,427,635

Portfolio Abbreviations

To simplify the listings of BlackRock MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list on the right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
TIF       Tax Increment Financing
VRDN      Variable Rate Demand Notes


6          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                              Par
Municipal Bonds                                              (000)     Value
================================================================================
Florida (concluded)
Orlando, Florida, Urban Community Development
  District, Capital Improvement Special
  Assessment Bonds:
    6.25%, 5/01/34                                          $1,135  $  1,032,453
    Series A, 6.95%, 5/01/11 (b)                             1,000     1,106,040
Palm Coast Park Community Development District,
  Florida, Special Assessment Revenue Bonds,
  5.70%, 5/01/37                                             1,240       997,183
Park Place Community Development District, Florida,
  Special Assessment Revenue Bonds,
  6.75%, 5/01/32                                               900       932,751
Preserve at Wilderness Lake, Florida, Community
  Development District, Capital Improvement Bonds,
  Series A, 7.10%, 5/01/33                                     915       944,024
                                                            --------------------
                                                                      30,863,070
================================================================================
Georgia -- 7.2%
Atlanta, Georgia, Tax Allocation Bonds (Atlantic
  Station Project), 7.90%, 12/01/11 (b)                      2,000     2,364,200
Brunswick and Glynn County, Georgia, Development
  Authority, First Mortgage Revenue Bonds (Coastal
  Community Retirement Corporation Project),
  Series A, 7.125%, 1/01/25 (f)(q)                           1,225       820,750
Fulton County, Georgia, Residential Care Facilities,
  Revenue Refunding Bonds (Canterbury Court
  Project), Series A, 6.125%, 2/15/26                        2,000     1,894,160
Gainesville, Georgia, Redevelopment Authority,
  Educational Facilities Revenue Refunding Bonds
  (Riverside Military Academy), 5.125%, 3/01/37                600       479,346
Georgia Municipal Electric Authority, Power Revenue
  Refunding Bonds:
    6.60%, 1/01/18                                           5,615     6,475,274
    Series W, 6.60%, 1/01/18 (g)                               380       433,002
    Series X, 6.50%, 1/01/20                                 1,250     1,454,025
Houston County, Georgia, Hospital Authority
  Revenue Bonds (Houston Heart Institute Project),
  5.25%, 10/01/35                                            2,500     2,439,575
Main Street Natural Gas, Inc., Georgia, Gas Project
  Revenue Bonds, Series A, 6.25%, 7/15/33                    2,200     2,174,986
Milledgeville-Baldwin County, Georgia, Development
  Authority Revenue Bonds (Georgia College and
  State University Foundation), 5.50%, 9/01/14 (b)           1,350     1,526,661
                                                            --------------------
                                                                      20,061,979
================================================================================
Idaho -- 0.0%
Idaho Housing Agency, S/F Mortgage Revenue
  Refunding Bonds, AMT, Series E-2,
  6.90%, 1/01/27                                               105       108,594
================================================================================
Illinois -- 9.3%
Chicago, Illinois, Midway Airport Revenue Bonds,
  Second Lien, VRDN, AMT, Series A, 2.65%,
  1/01/29 (d)(h)                                             1,400     1,400,000
Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
  Series C, 7%, 3/01/32 (i)(j)                                 195       201,492
Chicago, Illinois, Special Assessment Bonds (Lake
  Shore East), 6.75%, 12/01/32                                 800       807,960
Chicago, Illinois, Tax Allocation Bonds (Kingsbury
  Redevelopment Project), Series A, 6.57%, 2/15/13           1,000     1,005,380
Chicago, Illinois, Water Revenue Refunding Bonds,
  Second Lien, 5.25%, 11/01/33 (c)                           1,325     1,396,100
Hodgkins, Illinois, Environmental Improvement
  Revenue Bonds (Metro Biosolids Management
  LLC Project), AMT, 6%, 11/01/23                            2,800     2,802,716
Illinois Development Finance Authority Revenue
  Bonds (Community Rehabilitation Providers
  Facilities), Series A, 6.50%, 7/01/22                      1,000     1,050,400
Illinois Development Finance Authority, Revenue
  Refunding Bonds (Community Rehabilitation
  Providers Facilities), Series A, 6%, 7/01/15                 785       790,487
Illinois State Finance Authority Revenue Bonds:
    (Friendship Village of Schaumburg), Series A,
      5.625%, 2/15/37                                          500       405,195
    (Landing At Plymouth Place Project), Series A,
      6%, 5/15/37                                            1,035       931,862
McLean and Woodford Counties, Illinois, Community
  Unit School District Number 005, GO, Refunding,
  6.375%, 12/01/16 (c)                                         365       405,971
Regional Transportation Authority, Illinois,
  Revenue Bonds:
    Series A, 7.20%, 11/01/20 (k)                            1,500     1,801,110
    Series A, 6.70%, 11/01/21 (a)                            7,000     8,338,750
    Series C, 7.75%, 6/01/20 (a)                             2,500     3,209,750
Village of Wheeling, Illinois, Revenue Bonds (North
  Milwaukee/Lake-Cook TIF Redevelopment
  Project), 6%, 1/01/25                                      1,580     1,443,172
                                                            --------------------
                                                                      25,990,345
================================================================================
Indiana -- 7.3%
Indiana Health and Educational Facilities Financing
  Authority, Hospital Revenue Bonds, Series A:
    (Clarian Health Obligation),
      5.25%, 2/15/40                                         2,200     2,133,692
    (Schneck Memorial Hospital Project),
      5.25%, 2/15/30                                         2,000     1,959,160
Indiana Transportation Finance Authority, Highway
  Revenue Bonds, Series A:
    7.25%, 6/01/15                                           2,000     2,276,518
    6.80%, 12/01/16                                          3,775     4,327,585
Indianapolis, Indiana, Local Public Improvement
  Bond Bank, Revenue Refunding Bonds, Series D,
  6.75%, 2/01/14                                             8,750     9,802,538
                                                            --------------------
                                                                      20,499,493
================================================================================
Iowa -- 1.1%
Iowa Financing Authority, S/F Mortgage Revenue
  Refunding Bonds, AMT, Series E, 5.15%, 7/01/32 (j)         3,080     2,940,538
================================================================================
Kentucky -- 2.1%
Louisville and Jefferson County, Kentucky, Metropolitan
  Government Health System, Revenue Refunding
  Bonds (Norton Healthcare, Inc.), 5.25%, 10/01/36           6,150     5,990,285
================================================================================
Louisiana -- 9.1%
Louisiana HFA, S/F Mortgage Revenue Bonds
  (Home Ownership Program), AMT, Series C-2,
  5.20%, 6/01/39 (i)(j)                                      3,950     3,734,962
Louisiana Public Facilities Authority, Hospital Revenue
  Bonds (Franciscan Missionaries of Our Lady Health
  System, Inc.), Series A, 5.25%, 8/15/36                    8,260     8,187,147
Port New Orleans, Louisiana, IDR, Refunding
  (Continental Grain Company Project),
  6.50%, 1/01/17                                            10,000    10,003,700


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          7

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                              Par
Municipal Bonds                                              (000)     Value
================================================================================
Louisiana (concluded)
Sabine River Authority, Louisiana, Water Facilities
  Revenue Refunding Bonds (International Paper
  Company), 6.20%, 2/01/25                                  $3,600  $  3,592,872
                                                            --------------------
                                                                      25,518,681
================================================================================
Maryland -- 4.0%
Maryland State Community Development
  Administration, Department of Housing and
  Community Development, Residential Revenue
  Bonds, AMT, Series H, 5.10%, 9/01/37                       1,750     1,638,858
Maryland State Community Development
  Administration, Department of Housing and
  Community Development, Residential Revenue
  Refunding Bonds, AMT, Series D, 4.90%, 9/01/42             1,500     1,340,535
Maryland State Energy Financing Administration,
  Solid Waste Disposal Revenue Bonds, Limited
  Obligation (Wheelabrator Water Projects), AMT,
  6.45%, 12/01/16                                            2,000     2,020,280
Maryland State Health and Higher Educational
  Facilities Authority Revenue Bonds:
    (King Farm Presbyterian Community), Series B,
      5%, 1/01/17                                            1,100     1,057,991
    (University of Maryland Medical System),
      Series B, 7%, 7/01/22 (a)                              1,000     1,254,930
Maryland State Transportation Authority, Transportation
  Facilities Projects Revenue Bonds, 5%, 7/01/41             2,300     2,364,492
Montgomery County, Maryland, Special Obligation,
  GO (West Germantown Development District),
  Series A, 6.70%, 7/01/27 (l)                               1,220     1,347,100
                                                            --------------------
                                                                      11,024,186
================================================================================
Massachusetts -- 6.4%
Massachusetts State College Building Authority,
  Project Revenue Refunding Bonds, Senior-Series A,
  7.50%, 5/01/11 (m)                                         1,000     1,135,020
Massachusetts State, HFA, Housing Revenue
  Bonds, AMT:
    Series A, 5.10%, 12/01/27                                2,000     1,934,960
    Series A, 5.20%, 12/01/37                                3,000     2,855,640
Massachusetts State, HFA, Housing Revenue
  Refunding Bonds, AMT, Series D, 4.85%, 6/01/40             2,770     2,454,442
Massachusetts State, HFA, S/F Housing Revenue
  Bonds, AMT, Series 130, 5%, 12/01/32                       2,720     2,541,214
Massachusetts State Water Resources Authority
  Revenue Bonds, Series A, 6.50%, 7/15/19 (g)                6,000     7,043,880
                                                            --------------------
                                                                      17,965,156
================================================================================
Michigan -- 6.2%
Flint, Michigan, Hospital Building Authority, Revenue
  Refunding Bonds (Hurley Medical Center), Series A,
  6%, 7/01/20 (n)                                            3,100     3,008,643
Macomb County, Michigan, Hospital Finance Authority,
  Hospital Revenue Bonds (Mount Clemens General
  Hospital), Series B, 5.875%, 11/15/34                      4,320     4,012,848
Michigan State Hospital Finance Authority, Revenue
  Refunding Bonds (Henry Ford Health System),
  Series A, 5.25%, 11/15/46                                  7,050     6,788,586
Pontiac, Michigan, Tax Increment Finance Authority,
  Revenue Refunding Bonds (Development Area
  Number 3), 6.375%, 6/01/12 (b)                             3,000     3,394,770
                                                            --------------------
                                                                      17,204,847
================================================================================
Mississippi -- 6.6%
Lowndes County, Mississippi, Solid Waste Disposal
  and PCR, Refunding (Weyerhaeuser Company
  Project), Series A, 6.80%, 4/01/22                         5,850     6,106,991
Mississippi Business Finance Corporation,
  Mississippi, PCR, Refunding (System Energy
  Resources Inc. Project):
    5.875%, 4/01/22                                          7,200     7,141,536
    5.90%, 5/01/22                                           5,215     5,161,181
                                                            --------------------
                                                                      18,409,708
================================================================================
Missouri -- 0.0%
Missouri State Housing Development Commission,
  S/F Mortgage Revenue Bonds (Homeowner Loan),
  AMT, Series A, 7.50%, 3/01/31 (j)                             85        89,521
================================================================================
Nebraska -- 0.0%
Nebraska Investment Finance Authority, S/F Housing
  Revenue Bonds, AMT (j):
    Series C, 6.30%, 9/01/28 (i)                                15        15,199
    Series D, 6.45%, 3/01/28                                   110       110,297
                                                            --------------------
                                                                         125,496
================================================================================
Nevada -- 0.2%
Clark County, Nevada, Improvement District
  Number 142, Special Assessment Bonds,
  6.375%, 8/01/23                                              615       585,031
================================================================================
New Jersey -- 5.1%
New Jersey EDA, Cigarette Tax Revenue Bonds,
  5.50%, 6/15/24                                             4,250     4,108,645
New Jersey EDA, Retirement Community Revenue
  Bonds (Cedar Crest Village Inc. Facility), Series A,
  7.25%, 11/15/11 (b)                                        2,435     2,807,920
New Jersey EDA, Special Facility Revenue Bonds
  (Continental Airlines Inc. Project), AMT,
  6.25%, 9/15/29                                             3,000     2,511,510
New Jersey Health Care Facilities Financing Authority
  Revenue Bonds (Pascack Valley Hospital
  Association), 6.625%, 7/01/36                              1,680     1,081,920
Tobacco Settlement Financing Corporation of
  New Jersey, Asset-Backed Revenue Bonds,
  7%, 6/01/13 (b)                                            3,285     3,858,922
                                                            --------------------
                                                                      14,368,917
================================================================================
New Mexico -- 1.1%
Farmington, New Mexico, PCR, Refunding (Tucson
  Electric Power Company -- San Juan Project),
  Series A, 6.95%, 10/01/20                                  3,160     3,190,020
================================================================================
New York -- 6.7%
Metropolitan Transportation Authority, New York,
  Dedicated Tax Fund Revenue Bonds, VRDN,
  Series D-2, 3.50%, 11/01/34 (d)(k)                         7,500     7,500,000
New York City, New York, City IDA, Civic Facility
  Revenue Bonds:
    (British Airways Plc Project), AMT,
      7.625%, 12/01/32                                       1,920     1,922,822
    Series C, 6.80%, 6/01/28                                   690       717,338
    (Special Needs Facility Pooled Program),
      Series C-1, 6.50%, 7/01/17                               890       885,052
New York City, New York, GO, Refunding, Series A,
  6.375%, 5/15/15 (a)                                           40        42,905


8          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                              Par
Municipal Bonds                                              (000)     Value
================================================================================
New York (concluded)
New York City, New York, GO, Series F,
  5.25%, 1/15/33                                            $1,660  $  1,713,585
New York State Dormitory Authority, Revenue
  Refunding Bonds, RIB, Series 305, 9.26%,
  5/15/15 (d)(h)                                             1,500     1,746,540
Westchester County, New York, IDA, Civic Facility
  Revenue Bonds (Special Needs Facilities Pooled
  Program), Series E-1, 6.50%, 7/01/17                       1,000       994,440
Westchester County, New York, IDA, Continuing Care
  Retirement, Mortgage Revenue Bonds (Kendal on
  Hudson Project), Series A, 6.50%, 1/01/13 (b)              2,690     3,052,047
                                                            --------------------
                                                                      18,574,729
================================================================================
North Carolina -- 3.4%
Gaston County, North Carolina, Industrial Facilities
  and Pollution Control Financing Authority, Revenue
  Bonds (National Gypsum Company Project), AMT,
  5.75%, 8/01/35                                             1,675     1,328,593
North Carolina Capital Facilities Finance Agency,
  Revenue Refunding Bonds (Duke University Project),
  Series A, 5%, 10/01/41                                     6,240     6,373,037
North Carolina Medical Care Commission, Retirement
  Facilities Revenue Refunding Bonds (Carolina Village
  Project), 6%, 4/01/38                                      2,000     1,901,500
                                                            --------------------
                                                                       9,603,130
================================================================================
Ohio -- 5.4%
Buckeye Tobacco Settlement Financing Authority,
  Ohio, Tobacco Settlement Asset-Backed Bonds,
  Series A-2, 6.50%, 6/01/47                                14,000    13,612,760
Trumbull County, Ohio, Health Care Facilities Revenue
  Bonds (Shepherd of the Valley), VRDN, 6%,
  10/01/31 (d)(l)                                            1,400     1,400,000
                                                            --------------------
                                                                      15,012,760
================================================================================
Pennsylvania -- 5.4%
Allegheny County, Pennsylvania, IDA, Environmental
  Improvement Revenue Refunding Bonds,
  5.50%, 11/01/16                                            1,235     1,232,505
Bucks County, Pennsylvania, IDA, Retirement
  Community Revenue Bonds (Ann's Choice Inc.),
  Series A, 6.125%, 1/01/25                                    880       862,822
Lancaster County, Pennsylvania, Hospital Authority
  Revenue Bonds (Brethren Village Project), Series A,
  6.50%, 7/01/40                                             1,000       981,370
Montgomery County, Pennsylvania, IDA, Revenue
  Bonds (Whitemarsh Continuing Care Project):
    6.125%, 2/01/28                                            470       433,110
    6.25%, 2/01/35                                           1,090       995,268
Pennsylvania Economic Development Financing
  Authority, Exempt Facilities Revenue Bonds
  (National Gypsum Company), AMT, Series B,
  6.125%, 11/01/27                                           2,000     1,718,740
Pennsylvania State Higher Educational Facilities
  Authority Revenue Bonds (University of
Pennsylvania Medical Center Health System),
  Series A, 6%, 1/15/31                                      1,250     1,325,038
Philadelphia, Pennsylvania, Authority for IDR,
  Commercial Development, 7.75%, 12/01/17                    1,265     1,266,278
Philadelphia, Pennsylvania, Hospitals and Higher
  Education Facilities Authority, Hospital Revenue
  Refunding Bonds (Children's Hospital Project),
  VRDN, Series B, 2.47%, 7/01/25 (d)                         1,800     1,800,000
Sayre, Pennsylvania, Health Care Facilities Authority,
  Revenue Bonds (Guthrie Healthcare System),
  Series B (b):
    5.85%, 12/01/11                                          2,425     2,687,046
    7.125%, 12/01/11                                         1,350     1,631,840
                                                            --------------------
                                                                      14,934,017
================================================================================
Rhode Island -- 0.5%
Rhode Island State Health and Educational Building
  Corporation, Hospital Financing Revenue Bonds
  (Lifespan Obligation Group), 6.50%, 8/15/12 (b)            1,140     1,295,063
================================================================================
South Carolina -- 0.1%
South Carolina Housing Finance and Development
  Authority, Mortgage Revenue Bonds, AMT, Series A,
  6.70%, 7/01/27                                               155       159,808
================================================================================
Tennessee -- 1.6%
Johnson City, Tennessee, Health and Educational
  Facilities Board, Retirement Facility Revenue Bonds
  (Appalachian Christian Village Project), Series A,
  6%, 2/15/24                                                1,000       947,200
Shelby County, Tennessee, Health, Educational and
  Housing Facility Board, Hospital Revenue
  Refunding Bonds (Methodist Healthcare),
  6.50%, 9/01/12 (b)                                         3,175     3,631,851
                                                            --------------------
                                                                       4,579,051
================================================================================
Texas -- 16.9%
Austin, Texas, Convention Center Revenue Bonds
  (Convention Enterprises Inc.), First Tier, Series A,
  6.70%, 1/01/11 (b)                                         4,510     4,953,062
Brazos River Authority, Texas, PCR, Refunding (TXU
  Energy Company LLC Project), AMT, Series A,
  7.70%, 4/01/33                                             1,500     1,459,440
Brazos River, Texas, Harbor Navigation District,
  Brazoria County Environmental Revenue Refunding
  Bonds (Dow Chemical Company Project), AMT,
  Series A-7, 6.625%, 5/15/33                                5,800     5,945,406
Dallas-Fort Worth, Texas, International Airport,
  Joint Revenue Bonds, AMT (h):
    Series B, 6.25%, 11/01/28                                4,500     4,525,965
    Series C, 6.25%, 11/01/28                                3,450     3,491,124
Dallas-Fort Worth, Texas, International Airport, Joint
  Revenue Refunding Bonds, AMT, Sub-Series A-2,
  6.10%, 11/01/24 (h)                                        1,500     1,516,875
Guadalupe-Blanco River Authority, Texas, Sewage
  and Solid Waste Disposal Facility Revenue Bonds
  (E. I. du Pont de Nemours and Company Project),
  AMT, 6.40%, 4/01/26                                        2,500     2,504,075
Judson, Texas, Independent School District, School
  Building, GO, 5%, 2/01/37 (e)                              4,000     4,056,320
Port Corpus Christi, Texas, Revenue Refunding Bonds
  (Celanese Project), AMT:
    Series B, 6.70%, 11/01/30                                2,500     2,349,850
    Series A, 6.45%, 11/01/30                                  800       742,416
San Antonio, Texas, Electric and Gas Revenue Bonds,
  Series A, 5.75%, 2/01/10 (b)                               7,500     7,933,725
Texas State Department of Housing and Community
  Affairs, S/F Mortgage Revenue Bonds, AMT,
  Series B, 5.25%, 9/01/32 (i)(j)                            4,975     4,802,368
Texas State University, System Financing Revenue
  Refunding Bonds, 5%, 3/15/30 (c)                           2,750     2,809,070
                                                            --------------------
                                                                      47,089,696


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          9

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                              Par
Municipal Bonds                                              (000)     Value
===============================================================================
Virginia -- 0.7%
Chesterfield County, Virginia, IDA, PCR, Refunding
  (Virginia Electric and Power Company), Series B,
  5.875%, 6/01/17                                          $1,000  $  1,062,900
Fairfax County, Virginia, EDA, Residential Care
  Facilities, Mortgage Revenue Refunding Bonds
  (Goodwin House, Inc.), 5.125%, 10/01/37                   1,000       871,070
                                                           --------------------
                                                                      1,933,970
===============================================================================
Washington -- 11.7%
Central Puget Sound Regional Transportation
  Authority, Washington, Sales and Use Tax Revenue
  Bonds, Series A:
    5%, 11/01/32                                            7,700     7,905,128
    5%, 11/01/36                                            1,650     1,690,128
Energy Northwest, Washington, Electric Revenue
  Refunding Bonds (Columbia Generating), Series B,
  6%, 7/01/18 (k)                                           2,250     2,442,690
Energy Northwest, Washington, Electric Revenue
  Refunding Bonds, DRIVERS, VRDN, Series 248,
  8.644%, 7/01/18 (d)(h)                                      500       574,480
Washington State, GO, Series B, 6%, 1/01/10 (b)(c)         10,815    11,455,248
Washington State Public Power Supply System,
  Revenue Refunding Bonds:
    (Nuclear Project Number 1), Series B,
      7.125%, 7/01/16                                       5,000     6,177,650
    (Nuclear Project Number 3), Series B,
      7.125%, 7/01/16 (h)                                   1,900     2,350,528
                                                           --------------------
                                                                     32,595,852
===============================================================================
Wisconsin -- 0.8%
Wisconsin State Health and Educational Facilities
  Authority Revenue Bonds (SynergyHealth Inc.),
  6%, 11/15/32                                              2,215     2,164,897
===============================================================================
U.S. Virgin Islands -- 2.2%
Virgin Islands Government Refinery Facilities,
  Revenue Refunding Bonds (Hovensa Coker
  Project), AMT, 6.50%, 7/01/21                             6,000     6,154,260
-------------------------------------------------------------------------------
Total Municipal Bonds
(Cost -- $411,434,932) -- 149.9%                                   $418,875,688
===============================================================================

Municipal Bonds Transferred to                                Par
Tender Option Bond Trusts (o)                                (000)     Value
===============================================================================
Florida -- 3.2%
Miami-Dade Cnty Florida Aviation Revenue Bonds,
  AMT, Miami International Airport, Airport and
  Marina Imports, 5%, 10/1/2040 (p)                        10,000     9,048,203
===============================================================================
Illinois -- 4.6%
Kane and De Kalb Counties, Illinois, Community
  Unity School District Number 302, GO (a):
    5.75%, 2/01/14 (b)                                      1,000     1,133,350
    5.75%, 2/01/19                                          4,225     4,788,404
Metropolitan Pier and Exposition Authority, Illinois,
  Dedicated State Tax Revenue Refunding Bonds
  (McCormick Place Expansion Project), Series B,
  5.75%, 6/15/23 (h)                                        6,400     6,870,976
                                                           --------------------
                                                                     12,792,730
===============================================================================
Massachusetts -- 3.7 %
Massachusetts State School Building Authority,
  Dedicated Sales Tax Revenue Bonds, Series A,
  5%, 8/15/30 (c)                                          10,000    10,226,100
===============================================================================
New York -- 6.9 %
New York City, New York, City Transitional Finance
  Authority Revenue Bonds, Future Tax Secured,
  Series B, 6.25%, 11/15/18                                 6,750     7,338,195
New York State Dormitory Authority, State University
  Educational Facilities, Revenue Refunding Bonds,
  Series 1989, 6%, 5/15/10 (b)(h)                          11,000    11,903,980
                                                           --------------------
                                                                     19,242,175
===============================================================================
Texas -- 4.1 %
Harris County, Texas, Health Facilities Development
  Corporation, Revenue Refunding Bonds (School
  Health Care System), Series B, 5.75%, 7/1/27 (g)         10,000    11,371,600
===============================================================================
Washington -- 4.6 %
Central Puget Sound Regional Transportation
  Authority, Washington, Sales and Use Tax Revenue
  Bonds, Transit Imports, Series A:
    5%, 11/1/36                                             4,000     4,098,820
    5%, 11/1/34                                             5,000     5,123,525
Energy Northwest, Washington, Electric Revenue
  Refunding Bonds (Columbia Generating Station),
  Series A, 5.75%, 7/1/18 (h)                               3,500     3,760,680
                                                           --------------------
                                                                     12,983,025
-------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts
(Cost -- $74,344,625) -- 27.1%                                       75,663,833
===============================================================================
Total Investments (Cost -- $485,779,557*) -- 177.0%                 494,539,521

Liabilities in Excess of Other Assets -- (1.4%)                      (3,930,704)

Liability for Trust Certificates, Including Interest
Expense and Fees Payable -- (12.9 %)                                (36,090,297)

Preferred Stock, at Redemption Value -- (62.7%)                    (175,163,760)
                                                                   ------------
Net Assets Applicable to Common Stock -- 100.0%                    $279,354,760
                                                                   ============


10          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

Schedule of Investments (concluded)  (Percentages shown are based on Net Assets)

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................          $ 451,148,130
                                                                  =============
      Gross unrealized appreciation ....................          $  19,142,453
      Gross unrealized depreciation ....................            (11,555,506)
                                                                  -------------
      Net unrealized appreciation ......................          $   7,586,947
                                                                  =============

(a)   FGIC Insured.
(b) U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)   FSA Insured.
(d) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(e)   Assured Guaranty Insured.
(f)   Non-income producing security.
(g)   Security is collateralized by municipal or U.S. Treasury obligations.
(h)   MBIA Insured.
(i)   FHLMC Collateralized.
(j)   FNMA/GNMA Collateralized.
(k)   AMBAC Insured.
(l)   Radian Insured.
(m)   Commonwealth Guaranteed
(n)   ACA Insured.
(o) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(p)   XL Capital Insured.
(q)   Issuer filed for bankruptcy or is in default of interest payments.

See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          11

Statement of Assets and Liabilities

April 30, 2008 (Unaudited)
===============================================================================
Assets
-------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $485,779,557) ....  $ 494,539,521
Cash ...........................................................         93,127
Interest receivable ............................................      8,812,570
Investments sold receivable ....................................      3,844,475
Prepaid expenses ...............................................          2,333
                                                                  -------------
Total assets ...................................................    507,292,026
                                                                  -------------
===============================================================================
Accrued Liabilities
-------------------------------------------------------------------------------
Investments purchased payable ..................................     14,922,426
Income dividends payable -- Common Stock .......................      1,442,632
Interest expense and fees payable ..............................        285,853
Investment advisory fees payable ...............................        186,226
Other affiliates payable .......................................          2,680
Other accrued expenses payable .................................        129,245
                                                                  -------------
Total accrued liabilities ......................................     16,969,062
                                                                  -------------
===============================================================================
Other Liabilities
-------------------------------------------------------------------------------
Trust certificates1 ............................................     35,804,444
                                                                  -------------
Total Liabilities ..............................................     52,773,506
                                                                  -------------
===============================================================================
Preferred Stock
-------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value $0.05 per share
  (1,800 Series A Shares, 1,800 Series B Shares, 1,800 Series C
  Shares) and $0.10 per share (1,600 Series D Shares)
  authorized, issued and outstanding at $25,000 per share
  liquidation preference .......................................    175,163,760
                                                                  -------------
===============================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------
Net Assets applicable to Common Stock ..........................  $ 279,354,760
                                                                  =============
===============================================================================
Analysis of Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------
Common Stock, par value $0.10 per share (20,318,758 shares
  issued and outstanding) ......................................  $   2,031,876
Paid-in capital in excess of par ...............................    283,175,457
Undistributed net investment income ............................      1,792,940
Accumulated net realized loss ..................................    (16,405,477)
Net unrealized appreciation/depreciation .......................      8,759,964
                                                                  -------------
Net Assets, equivalent to $13.75 net asset value per share of
  Common Stock .................................................  $ 279,354,760
                                                                  =============

1 Represents short-term floating rate certificates issued by tender option bond trusts.
2     Related to tender option bond trusts.

Statement of Operations

Six Months Ended April 30, 2008 (Unaudited)
===============================================================================
Investment Income
-------------------------------------------------------------------------------
Interest .......................................................  $  13,551,464
                                                                  -------------
Total income ...................................................     13,551,464
                                                                  -------------
===============================================================================
Expenses
-------------------------------------------------------------------------------
Investment advisory ............................................  $   1,145,822
Transfer agent .................................................         17,777
Commissions for Preferred Stock ................................        225,067
Accounting services ............................................         78,558
Professional ...................................................         38,983
Printing .......................................................         19,691
Directors ......................................................         19,594
Custodian ......................................................         13,977
Registration ...................................................          4,594
Miscellaneous ..................................................         46,706
                                                                  -------------
Total expenses, excluding interest expense and fees: ...........      1,610,769
Interest expense and fees2 .....................................        578,499
                                                                  -------------
Total expenses .................................................      2,189,268
                                                                  -------------
Net investment income ..........................................     11,362,196
                                                                  -------------
===============================================================================
Realized and Unrealized Gain/(Loss)
-------------------------------------------------------------------------------
Net realized loss from:
  Investments ..................................................     (3,578,453)
  Swaps ........................................................     (1,113,822)
                                                                  -------------
                                                                     (4,692,275)
                                                                  -------------
Net change in unrealized appreciation/depreciation on:
  Investments ..................................................    (10,147,368)
  Swaps ........................................................        427,302
                                                                  -------------
                                                                     (9,720,066)
                                                                  -------------
Total realized and unrealized loss .............................    (14,412,341)
                                                                  -------------
===============================================================================
Dividends and Distributions to Preferred Stock Shareholders from:
-------------------------------------------------------------------------------
Net investment income ..........................................     (3,235,084)
Net realized gain ..............................................        (21,598)
                                                                  -------------
Total dividends and distributions ..............................     (3,256,682)
                                                                  -------------
Net Decrease in Net Assets Applicable to Common Stock
Shareholders Resulting from Operations .........................  $  (6,306,827)
                                                                  =============

See Notes to Financial Statements.


12          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

Statements of Changes in Net Assets

                                                                                               Six Months
                                                                                                 Ended
                                                                                                April 30,            Year Ended
                                                                                                  2008               October 31,
Increase (Decrease) in Net Assets:                                                             (Unaudited)              2007
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income ..................................................................     $  11,362,196         $  23,451,287
Net realized gain (loss) ...............................................................        (4,692,275)            2,851,750
Net change in unrealized appreciation/depreciation .....................................        (9,720,066)          (19,973,083)
Dividends and distributions to Preferred Stock shareholders from:
  Net investment income ................................................................        (3,235,084)           (6,403,711)
  Net realized gain ....................................................................           (21,598)                   --
                                                                                             -----------------------------------
Net decrease in net assets resulting from operations ...................................        (6,306,827)              (73,757)
                                                                                             -----------------------------------
================================================================================================================================
Dividends and Distributions to Common Stock Shareholders From:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income ..................................................................        (8,644,870)          (17,386,821)
Net realized gain ......................................................................           (55,812)                   --
                                                                                             -----------------------------------
Decrease in net assets resulting from dividends and distributions to
  Common Stock shareholders ............................................................        (8,700,682)          (17,386,821)
                                                                                             -----------------------------------
================================================================================================================================
Capital Stock Transactions
--------------------------------------------------------------------------------------------------------------------------------
Reinvestment of common dividends .......................................................           526,086             1,322,155
                                                                                             -----------------------------------
================================================================================================================================
Net Assets Applicable to Common Stock Shareholders
--------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets ...........................................................       (14,481,423)          (16,138,423)
Beginning of period ....................................................................       293,836,183           309,974,606
                                                                                             -----------------------------------
End of period ..........................................................................     $ 279,354,760         $ 293,836,183
                                                                                             ===================================
End of period undistributed net investment income ......................................     $   1,792,940         $   2,310,698
                                                                                             ===================================

See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          13

Financial Highlights

                                                        Six Months
                                                          Ended
                                                         April 30,                     Year Ended October 31,
                                                           2008     ---------------------------------------------------------------
                                                        (Unaudited)    2007          2006         2005        2004          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..................  $  14.49   $     15.35    $   15.13    $   15.21    $   14.76    $   14.16
                                                         --------------------------------------------------------------------------
Net investment income 1 ...............................      0.56          1.16         1.16         1.19         1.17         1.17
Net realized and unrealized gain (loss) ...............     (0.71)        (0.84)        0.35         0.04         0.44         0.49
Dividends and distributions to Preferred
  Stock shareholders from:
    Net investment income .............................     (0.16)        (0.32)       (0.29)       (0.18)       (0.07)       (0.07)
    Net realized gain .................................        -- 2          --           --           --           --           --
                                                         --------------------------------------------------------------------------
Net increase (decrease) from investment operations ....     (0.31)           --         1.22         1.05         1.54         1.59
                                                         --------------------------------------------------------------------------
Dividends to Common Stock shareholders from:
    Net investment income .............................     (0.43)        (0.86)       (1.00)       (1.10)       (1.09)       (0.99)
    Net realized gain .................................        -- 2          --           --           --           --           --
                                                         --------------------------------------------------------------------------
Total dividends and distributions to Common
  Stock shareholders ..................................     (0.43)        (0.86)       (1.00)       (1.10)       (1.09)       (0.99)
                                                         --------------------------------------------------------------------------
Capital charges with respect to issuance of shares ....        --            --           --        (0.03)          --           --
                                                         --------------------------------------------------------------------------
Net asset value, end of period ........................  $  13.75   $     14.49    $   15.35    $   15.13    $   15.21    $   14.76
                                                         ==========================================================================
Market price, end of period ...........................  $  14.05   $     13.91    $   16.29    $   15.40    $   15.15    $   14.26
                                                         ==========================================================================
===================================================================================================================================
Total Investment Return 3
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............................     (2.13%) 4     (0.02%)       8.36%        6.88%       10.94%       11.88%
                                                         ==========================================================================
Based on market price .................................      4.17% 4      (9.56%)      12.98%        9.21%       14.38%       14.56%
                                                         ==========================================================================
===================================================================================================================================
Ratios to Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and excluding interest
  expense and fees 5,6 ................................      1.13% 7       1.12%        1.11%        1.07%        0.99%        1.01%
                                                         ==========================================================================
Total expenses after waiver5 ..........................      1.54% 7       1.67%        1.61%        1.35%        1.16%        1.19%
                                                         ==========================================================================
Total expenses5 .......................................      1.54% 7       1.67%        1.61%        1.35%        1.16%        1.19%
                                                         ==========================================================================
Net investment income5 ................................      7.97% 7       7.74%        7.70%        7.76%        7.86%        8.01%
                                                         ==========================================================================
Dividends to Preferred Stock shareholders .............      2.27% 7       2.11%        1.90%        1.14%        0.46%        0.46%
                                                         ==========================================================================
Net investment income to Common Stock shareholders ....      5.70% 7       5.63%        5.80%        6.62%        7.40%        7.55%
                                                         ==========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of
  period (000) ........................................  $279,355   $   293,836    $ 309,975    $ 303,701    $ 303,448    $ 293,753
                                                         ==========================================================================
Preferred Stock outstanding at liquidation preference,
  end of period (000) .................................  $175,000   $   175,000    $ 175,000    $ 175,000    $ 135,000    $ 135,000
                                                         ==========================================================================
Portfolio turnover ....................................        32%           43%          60%          64%          20%          29%
                                                         ==========================================================================
Asset coverage, end of period (000) ...................  $  2,596   $     2,679    $   2,771    $   2,735    $   3,248    $   3,176
                                                         ==========================================================================

1     Based on average shares outstanding.
2     Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
4     Aggregate total investment return.
5     Do not reflect the effect of dividends to Preferred Stock shareholders.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7     Annualized.

See Notes to Financial Statements.


14          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Short-term securities may be valued at amortized cost. Swap agreements are valued by quoted fair values received daily by the Fund's pricing service.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps, which are over-the-counter ("OTC") contracts. In a forward interest rate swap, the Fund and the counter-party agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The Fund generally intends to close each forward interest rate swap before the accrual date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Fund will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates ("TOB Residuals"), which are generally issued to the participating funds that made the transfer or to affiliates of the Fund. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund's transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund's Schedule of Investments and the proceeds from the transaction are reported as a liability of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in liability for trust certificates.

Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          15
the option to tender certificates to the TOB for redemption at par at each reset date. At April 30, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $75,663,833, the related liability for trust certificates was $35,804,444 and the range of interest rates on the liability for trust certificates was 2.31% to 2.90%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investment in TOBs likely will adversely affect the Fund's investment income and distributions to Common Stock shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., swaps and when-issued securities), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transac-tions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to holders of Preferred Stock are accrued and determined as described in Note 4.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remain open for the years ended October 31, 2004 through October 31, 2006. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statements disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by the Fund's Board, non-interested Directors ("Independent Directors") may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts


16          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008
have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the average daily value of the Fund's net assets, including proceeds from the issuance of Preferred Stock and TOBs.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC. ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended April 30, 2008, the Fund reimbursed the Advisor $4,108, for certain accounting services, which is included in accounting services expenses in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2008, were $157,140,799 and $162,978,457, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $0.10 per share, all of which were initially classified as Common Stock. The Board is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding for the six months ended April 30, 2008 and the year ended October 31, 2007 increased 38,143 and 87,529, respectively, as a result of dividend reinvestment.

Preferred Stock

Preferred Stock of the Fund has a par value of $0.05 per share (Series A, Series B and Series C Shares), and $0.10 per share (Series D Shares) and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles its holders to receive cash dividends at varying annualized rates for each dividend period. The yields in effect at April 30, 2008 were as follows:
Series A, 2.77%; Series B, 3.03%; Series C, 3.49% and Series D, 4.37%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the six months ended April 30, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions of $113,071.

Dividends on seven-day Preferred Stock are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on 28-day Preferred Stock are cumulative at a rate which is reset every 28 days based on the results of an auction. If the Preferred Stock fails to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such shares for each successive dividend period until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred Stock, for Series A, B and C, is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate and for Series D is the higher of 110% plus or times the Telerate/BBA LIBOR or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the six months ended April 30, 2008, the Preferred Stock of the Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Stock for the Fund for the six months ended April 30, 2008 were as follows:

-------------------------------------------------------------------------------
                                       Low              High            Average
-------------------------------------------------------------------------------
Series A ....................         2.772%           4.600%            3.691%
Series B ....................         3.031%           4.750%            3.718%
Series C ....................         2.000%           4.500%            3.575%
Series D ....................         3.090%           5.198%            3.944%
-------------------------------------------------------------------------------


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          17

Notes to Financial Statements (concluded)

Since February 13, 2008, the Preferred Stock of the Fund failed to clear any of its auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 2.772% to 5.198%. A failed auction is not an event of default for the Fund but it is a liquidity event for the holders of the Preferred Stock. A failed auction occurs when there are more sellers of a fund's auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. An auction for the Fund's Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Stock may not have the ability to sell the Preferred Stock at its liquidation preference.

The Fund may not declare dividends or make other distributions on Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock is less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund's Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of Common Stock (one vote per share) as a single class. However, holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock, (b) change the Fund's subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Capital Loss Carryforward:

As of October 31, 2007, the Fund had a capital loss carryforward of $6,784,310, all of which expires in 2008. This amount will be available to offset future realized capital gains.

6. Concentration Risk:

The Fund's investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons and there is no assurance that the issuer will meet its obligation.

7. Subsequent Events:

The Fund paid a tax-exempt income dividend to holders of its Common Stock in the amount of $0.071000 per share on June 2, 2008 to shareholders of record on May 15, 2008.

The dividends declared on Preferred Stock for the period May 1, 2008 to May 31, 2008 were as follows: Series A, $116,040; Series B, $121,115; Series C, $113,373 and Series D, $129,336.

On June 2, 2008, the Fund announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

--------------------------------------------------------------------------------
                             Redemption          Shares to be         Aggregate
Series                          Date               Redeemed             Price
--------------------------------------------------------------------------------
A ...............             7/03/2008               249             $6,225,000
B ...............             7/10/2008               249             $6,225,000
C ...............             6/26/2008               249             $6,225,000
D ...............             6/24/2008               221             $5,525,000
--------------------------------------------------------------------------------

The Fund will finance the Preferred Stock redemptions with cash received from TOB transactions.


18          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

Officers and Directors

G. Nicholas Beckwith, III, Director
Richard E. Cavanagh, Director
Richard S. Davis, Director
Kent Dixon, Director
Frank J. Fabozzi, Director
Kathleen F. Feldstein, Director
James T. Flynn, Director
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director
Karen P. Robards, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

Common Stock and Preferred Stock:

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          19

Additional Information

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.


20          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

General Information

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock's website into this report.

Deposit Securities

Effective May 30, 2008, following approval by the Fund's Board and the applicable ratings agencies, the definition of "Deposited Securities" in the Fund's Articles Supplementary was amended in order to facilitate the redemption of the Fund's Preferred Stock. The following phrase was added to the definition of "Deposit Securities" found in the Fund's Articles Supplementary:

      ; provided, however, that solely in connection with any redemption of AMPS, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date; and (ii) cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.


          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008          21

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


22          BLACKROCK MUNIVEST FUND II, INC.            APRIL 30, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniVest Fund II, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #16807-4/08

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund II, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock MuniVest Fund II, Inc.

Date: June 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniVest Fund II, Inc.

Date: June 23, 2008


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniVest Fund II, Inc.

Date: June 23, 2008